UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               September 15, 2005

                          Lehman Brothers Holdings Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

            1-9466                                         13-3216325
    (Commission File Number)                   (IRS Employer Identification No.)

        745 Seventh Avenue
        New York, New York                                 10019
 (Address of Principal Executive Offices)               (Zip Code)

                                 (212) 526-7000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure.

The pipeline of mergers & acquisitions transaction volumes for Lehman Brothers Holdings Inc. and subsidiaries (the "Company") was a record $260 billion at September 14, 2005 (rather than $290 billion as inadvertently stated in the Company's earnings conference call).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LEHMAN BROTHERS HOLDINGS INC.


Date:    September 15, 2005             By: /s/ James J. Killerlane III
                                            ------------------------------------
                                            Name:  James J. Killerlane III
                                            Title: Vice President and
                                                   Assistant Secretary